January 18, 2013
Niemann Tactical Return Fund

 (the “Fund” or the “Niemann Fund”)

A series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
each dated June 28, 2012

Based upon a recommendation by Niemann Capital Management, Inc. (the “Advisor”), the investment advisor to the Niemann Fund, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), has determined to close and liquidate the Niemann Fund.  The Advisor has concluded that it has not been able to generate sufficient assets in the Fund to make the Fund viable.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on February 22, 2013. You are welcome, however, to redeem your shares before that date. The Funds have determined to waive any applicable redemption fee for shares redeemed on or after January 18, 2013.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective January 22, 2013, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by February 21, 2013, will automatically be redeemed on February 22, 2013 and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-626-6080 prior to February 21, 2013 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by February 21, 2013, your shares will be redeemed on February 22, 2013, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on February 22, 2013.

Please contact the Fund at 1-877-626-6080 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.